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                                 EXHIBIT 23.3

                       CONSENT OF MICHAEL A. GLENN, ESQ.

          We hereby consent to the reference to our name under the heading of "Legal Matters" included in the Registration Statement of Intercell Corporation of which this Exhibit is a part, and in any amendments to the Registration Statement.



     Date:  April 3, 1997                /s/ Michael A. Glenn
                                         ----------------------
                                         Michael A. Glenn, Esq.